SCHEDULE 14C

(Rule 14c-101)

Information Required in Information Statement

Schedule 14C Information

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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MassMutual Select Funds

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MASSMUTUAL SELECT FUNDS

(the “Trust”)

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

MassMutual Select Equity Opportunities Fund

(the “Fund”)

INFORMATION STATEMENT

June 12, 2017

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

The Trustees of the MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with new Investment Subadvisory Agreements for the Fund (each a “New Subadvisory Agreement”) between MML Investment Advisers, LLC (in its capacity as investment adviser to the Fund, the “Adviser” or “MML Advisers”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Wellington Management Company LLP (“Wellington Management”). This Information Statement explains why the Trustees (i) approved the termination of the Investment Subadvisory Agreement between the Adviser and Harris Associates L.P. (“Harris”) with respect to the Fund (the Fund’s “Prior Subadvisory Agreement”); and (ii) approved the Adviser’s entering into the New Subadvisory Agreements with T. Rowe Price and Wellington Management. In addition, this Information Statement describes generally the terms of each New Subadvisory Agreement. This Information Statement is being delivered to shareholders of record as of May 30, 2017 on or about June 12, 2017.

As required by an Exemptive Order that MML Advisers has received from the Securities and Exchange Commission to permit the Adviser to change subadvisers or hire new subadvisers for one or more funds from time to time without obtaining shareholder approval, subject to approval by a fund’s shareholders of this arrangement, the Fund is distributing this Information Statement solely for your information. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Termination of the Prior Subadvisory Agreement and Trustee Approval of the New Subadvisory Agreements

At a meeting of the Trustees held on March 2, 2017, the Trustees, including a majority of the Trustees who are not “interested persons” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), approved the termination of the Prior Subadvisory Agreement dated December 6, 2011 between the Adviser and Harris on behalf of the Fund, such termination to take effect on March 27, 2017. In reaching this decision, the Trustees considered, among other factors, that (i) the Fund’s long-time portfolio manager had retired and was replaced with a new portfolio management team at Harris and (ii) better opportunities were available with portfolio managers that have demonstrated successful and consistent alpha generation.

After arriving at the decision to replace Harris as a subadviser of the Fund, the Trustees considered that the combination of T. Rowe Price and Wellington Management as subadvisers to the Fund would result in the retention of the Fund’s style consistency in the Large Blend peer category, through a more diversified (yet still “high conviction”) portfolio intended to maximize alpha generation primarily through stock selection. The Trustees determined that each of T. Rowe Price’s and Wellington Management’s overall strength of track record, impressive portfolio management team, and a return profile with consistently strong risk-adjusted results with a disciplined large cap profile, would provide the best opportunity for the Fund.

In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a fund’s subadvisory agreement as in effect from year to year. The Trustees considered information about, among other things:

•	T. Rowe Price and Wellington Management and their personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, and investment process;

•	the terms of the relevant advisory agreement (in this case, the New Subadvisory Agreements);

•	the scope and quality of the services that T. Rowe Price and Wellington Management will provide to the Fund;

•	the historical investment performance track record of T. Rowe Price and Wellington Management and of similar accounts managed by other advisers; and

•

the advisory fee rates payable to T. Rowe Price and Wellington Management by the Adviser (Appendix A and Appendix B to this Information Statement contain information regarding the fee schedule for other funds advised or subadvised by T. Rowe Price and Wellington Management, respectively, that have investment objectives similar to those of the Fund).

Based on the foregoing, and following their review, the Trustees concluded that (i) overall, they were satisfied with the nature, extent and quality of services expected to be provided under the New Subadvisory Agreements; (ii) the Adviser’s projected levels of profitability due to the New Subadvisory Agreements are not excessive and the subadvisory fee amounts under the New Subadvisory Agreements are fair and reasonable; (iii) the investment processes, research capabilities and philosophies of T. Rowe Price and Wellington Management appear well suited to the Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreements are fair and reasonable and are in the best interest of the Fund’s shareholders.

After carefully considering the information summarized above, the Trustees, including a majority of the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreements. Prior to a vote being taken to approve the New Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the New Subadvisory Agreements. During the executive session, the Independent Trustees were advised by their independent legal counsel. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Description of the New Subadvisory Agreements

Appendix C and Appendix D to this Information Statement contain the New Subadvisory Agreements. While the next several paragraphs briefly summarize some important provisions of the New Subadvisory Agreements, you should read Appendix C and Appendix D for a complete understanding of the New Subadvisory Agreements.

The New Subadvisory Agreements essentially provide that T. Rowe Price and Wellington Management, under the Trustees’ and the Adviser’s supervision, will, among other things, (i) provide a continuing investment program for the Fund and determine what securities or other investments shall be purchased or sold by the Fund, (ii) arrange for the purchase and sale of securities and other investments for the Fund, and (iii) provide reports on the foregoing to the Trustees at each board meeting.

The New Subadvisory Agreements provide that T. Rowe Price and Wellington Management will not be liable to the Fund or its shareholders, except in the event of T. Rowe Price and Wellington Management’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of their duties under the New Subadvisory Agreements.

There is no change in the advisory fee rate paid by the Fund’s shareholders. The advisory fee rate will continue to be 0.69% on the first $1 billion of the Fund’s average daily net assets; and 0.64% on any excess over $1 billion.

Information About the Ownership of the Subadvisers

The following description of T. Rowe Price was provided to the Trust by T. Rowe Price.

T. Rowe Price Associates, Inc. (“T. Rowe Price”) is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. As of March 31, 2017, T. Rowe Price and its affiliates had approximately $861.6 billion in assets under management.

The following are the names and principal occupations of the principal executive officer and each director of T. Rowe Price. The address of the principal executive officer and each director is 100 East Pratt Street, Baltimore, Maryland 21202.

Name	Title
Edward Cage Bernard	Director

John Raymond Gilner	Chief Compliance Officer

Kenneth Van Moreland	Chief Financial Officer

David Oestreicher	Chief Legal Officer and Secretary

William Joseph Stromberg	President and Director

Certain Brokerage Matters

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), T. Rowe Price may cause the Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by T. Rowe Price that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in T. Rowe Price’s overall duties to the Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.

The following description of Wellington Management was provided to the Trust by Wellington Management.

Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of March 31, 2017, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,018.7 billion in assets.

The following are the names and principal occupations of the principal executive officer and each director of Wellington Management. The address of the principal executive officer and each director is 280 Congress Street, Boston, Massachusetts 02210.

Name	Title
Steven C. Angeli	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

John E. Butler	Senior Managing Director, Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Cynthia M. Clarke	Senior Managing Director and General Counsel, Wellington Management Company LLP

Desmond A. Havlicek	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Jean M. Hynes	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Donald J. Kilbride	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Gregory A. Mattiko	Senior Managing Director, Wellington Management Hong Kong Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Nancy M. Morris	Managing Director and Chief Compliance Officer, Wellington Management Company LLP

Phillip H. Perelmuter	Head of Wellington Management International Ltd and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Mary K. (Molly) Shannon	Senior Managing Director, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP

Brendan J. Swords	Chairman and Chief Executive Officer, Wellington Management Company LLP and Executive Committee Member, Wellington Management Group LLP and Wellington Group Holdings LLP

Certain Brokerage Matters

As permitted by Section 28(e) of the Securities Exchange Act of the Exchange Act, Wellington Management may cause the Fund to pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Wellington Management that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Wellington Management’s overall duties to the Fund and/or other accounts for which it exercises investment discretion, or the policies that the Trustees of the Trust may adopt from time to time.

Other Information

Adviser’s Address. The address of the Adviser is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. The Adviser, a Delaware limited liability company, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”).

Principal Underwriter, Administrator and Subadministrators. The address of the Funds’ principal underwriter, MML Distributors, LLC is 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. The Adviser serves as the administrator of the Fund. State Street Bank and Trust Company, which is located at 1 Iron Street, Boston, Massachusetts 02210, and MassMutual, located at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981, each serve as a subadministrator of the Fund.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082-1981 or by calling 1-888-309-3539.

Outstanding Shares. Appendix E to this Information Statement lists the total number of shares outstanding as of May 30, 2017 for each class of the Fund’s shares. Shares of the Fund are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions, or insurance companies. Purchasers of shares of the Fund must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Fund.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Appendix A

Certain Other Mutual Funds Advised By T. Rowe Price

T. Rowe Price has provided the following information to the Trust regarding other funds for which T. Rowe Price acts as investment adviser or subadviser and which have investment objectives similar to those of the portion of the Fund managed by T. Rowe Price.

Other Fund(s) with Similar Objectives to the Portion of the Fund Managed by T. Rowe Price	Fee Rate (based on average daily net assets)*	Net Assets of Other Fund(s) at March 31, 2017**	T. Rowe Price’s Relationship to Other Fund(s) (Adviser or Subadviser)
JHF II Equity-Income Fund	Assets up to $100 million: 0.50% on the first $50 million; 0.45% on the next $50 million When assets exceed $100 million: Reset to 0.40% on all assets When assets exceed $200 million: Reset to 0.35% on all assets When assets exceed $500 million: Reset to 0.325% on first $500 million; 0.30% on next $500 million When assets exceed $1 billion: Reset to 0.30% on all assets When assets exceed $1.5 billion: Reset to 0.275% on all assets	$1,708,892,414	Subadviser

JHVIT Equity-Income Trust	Assets up to $100 million: 0.50% on the first $50 million; 0.45% on the next $50 million When assets exceed $100 million: Reset to 0.40% on all assets When assets exceed $200 million: Reset to 0.35% on all assets When assets exceed $500 million: Reset to 0.325% on first $500 million; 0.30% on next $500 million When assets exceed $1 billion: Reset to 0.30% on all assets When assets exceed $1.5 billion: Reset to 0.275% on all assets	$1,794,135,349	Subadviser

VY T. Rowe Price Equity Income Fund	Assets up to $100 million: 0.50% on the first $50 million; 0.45% on the next $50 million When assets exceed $100 million: Reset to 0.40% on all assets When assets exceed $200 million: Reset to 0.35% on all assets When assets exceed $500 million: Reset to 0.325% on first $500 million; 0.30% on next $500 million When assets exceed $1 billion: Reset to 0.30% on all assets	$1,060,205,828	Subadviser

Other Fund(s) with Similar Objectives to the Portion of the Fund Managed by T. Rowe Price	Fee Rate (based on average daily net assets)*	Net Assets of Other Fund(s) at March 31, 2017**	T. Rowe Price’s Relationship to Other Fund(s) (Adviser or Subadviser)
Great-West T. Rowe Price Equity Income Fund	Assets up to $100 million: 0.50% on the first $50 million; 0.45% on the next $50 million When assets exceed $100 million: Reset to 0.40% on all assets When assets exceed $200 million: Reset to 0.35% on all assets When assets exceed $500 million: Reset to 0.325% on first $500 million; 0.30% on next $500 million When assets exceed $1 billion: Reset to 0.30% on all assets	$858,706,521	Subadviser

MainStay VP Trust — T. Rowe Price Equity Income Portfolio	Assets up to $100 million: 0.50% on the first $50 million; 0.45% on the next $50 million When assets exceed $100 million: Reset to 0.40% on all assets When assets exceed $200 million: Reset to 0.35% on all assets When assets exceed $500 million: Reset to 0.325% on first $500 million; 0.30% on next $500 million When assets exceed $1 billion: Reset to 0.30% on all assets	$809,741,966	Subadviser

MML Equity Income Fund	Not Publicly Available***	$483,865,884	Subadviser

Northwestern Mutual Series T. Rowe Price Equity Income Portfolio	Assets up to $100 million: 0.50% on the first $50 million; 0.45% on the next $50 million When assets exceed $100 million: Reset to 0.40% on all assets When assets exceed $200 million: Reset to 0.35% on all assets When assets exceed $500 million: Reset to 0.325% on first $500 million; 0.30% on next $500 million When assets exceed $1 billion: Reset to 0.30% on all assets When assets exceed $1.5 billion: Reset to 0.275% on all assets	$797,712,291	Subadviser

T. Rowe Price Equity Income Fund	0.25% individual fee 0.29% group fee 0.54% management fee****	$22,795,526,294	Adviser

T. Rowe Price Equity Income Portfolio	0.85% on all assets****	$732,541,387	Adviser

*

T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for certain registered investment companies where it serves as subadviser. Such voluntary fee reductions may (1) be based on the combined asset levels of qualified portfolios, and ranges between 0 - 12.5% of the total subadvisory fees paid; (2) be the result of aggregation with the client’s other qualified portfolios for purposes of determining breakpoints; (3) result in a lower fee for a certain subadvised client for a period not to exceed one-year from July 1, 2016 or until the assets of such subadvised client’s fund exceeds a certain agreed upon asset level, whichever is sooner; and (4) be transitional fee credits to be applied as assets approach or fall below such reset breakpoints for subadvised clients with fee schedules that include reset breakpoints.
**	Net asset figures for subadvised portfolios are based on internal T. Rowe Price market value records.
***	This fund family has an exemptive order that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as T. Rowe Price.
****	The fees indicated are advisory fees and not subadvisory fees for the fund. The total reflects only the fund’s investment management fees and does not include shareholder service, custodial, accounting, legal, and audit fees, costs of preparing prospectuses and shareholder reports, registration fees and expenses, proxy and annual meeting expenses, or director/trustee fees and expenses. For the T. Rowe Price Value Fund, T. Rowe Price is paid a management fee consisting of two elements. The group fee, which is designed to reflect the benefits of shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except the T. Rowe Price Spectrum Funds, and any institutional, index, or private label mutual funds). Each fund also pays a flat individual fund fee based on its net assets.

Appendix B

Certain Other Mutual Funds Advised By Wellington Management

Wellington Management has provided the following information to the Trust regarding other funds for which Wellington Management acts as investment adviser or subadviser and which have investment objectives similar to those of the portion of the Fund managed by Wellington Management.

Other Fund(s) with Similar Objectives to the Portion of the Fund Managed by Wellington Management	Fee Rate (based on average daily net assets)	Net Assets of Other Fund(s) at March 31, 2017	Wellington Management’s Relationship to Other Fund(s) (Adviser or Subadviser)
None	Not Applicable	Not Applicable	Not Applicable

B-1

Appendix C

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Equity Opportunities Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between T. Rowe Price Associates, Inc. (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Select Equity Opportunities Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 28th day of March, 2017.

WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;

WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;

(ii) any other provisions of state or federal law applicable to the operation of registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified in writing;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time and provided to the Subadviser by MML Advisers; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Disclosure Documents”).

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund. Notwithstanding the foregoing, the Subadviser shall not be responsible for determining the value of any investments held by the Fund.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested for which Subadviser receives timely materials from the Fund’s custodian, in accordance with Subadviser’s policies and procedures. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) The Subadviser shall provide full and prompt disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio, information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under

Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser may maintain copies of any such records and further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement. If the Subadviser delegates to any third party any of its obligations under this Section 2(d) relating to books and records, the Subadviser (i) shall only do so to the extent consistent with applicable law, (ii) shall be responsible for the acts and omissions of any such third party as if they were those of the Subadviser, and (iii) shall obtain the written agreement of such third party to comply with the requirements of this Section 2(d) to the same extent as if it were a signatory to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) The Subadviser agrees to reimburse MML Advisers and the Fund for any reasonable costs, upon evidence of invoices, bills, etc., associated with the production, printing and filing with the Commission (not including attorneys’ fees or mailing costs) of supplements to the Disclosure Documents due to material changes caused by or relating to the Subadviser, except for any such costs which may properly be charged to the Fund.

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format approved by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.

(i) In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MML Advisers, the Trust or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

(j) The Subadviser shall have no liability for the acts or omissions of any custodian of the Fund’s assets.

(k) Provided that none of MML Advisers, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Subadvisory Agreement and subject to the provisions of Section 5 hereof and applicable law, the Subadviser may obtain investment information, research or assistance from any other person, firm or corporation to assist the Subadviser with respect to the performance of its obligations under this Subadvisory Agreement. Such engagement shall not involve any such person serving as an “adviser” to the Portfolio within the meaning of the Act or represent an assignment of any rights or responsibilities, and the Subadviser shall remain liable for the performance of its obligations under this Subadvisory Agreement and for the acts and omissions of such persons, firms or corporations.

3.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions, interest, taxes and custodian fees and expenses, in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: [    ].

5.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust and provided to the Subadviser in writing, conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser in writing from time to time. Subject to the requirements and provisions of the Act, the Securities Exchange Act of 1934, as amended and other applicable provisions of law, the Subadvsier may select brokers or dealers with which it or the Trust are affiliated and may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements.

6.	Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MML Advisers that:

(a) The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b) The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c) The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any changes in its key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(d) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules which would materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement.

(e) All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

7.	Representations and Warranties of MML Advisers.

(a) MML Advisers represents and warrants to the Subadviser the following:

(i)	MML Advisers has all requisite corporate power and authority under the laws of the State of Connecticut and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)	MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

(iv)	There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MML Advisers is subject, which might reasonably be expected to (i) result in any material adverse change in MML Advisers’ condition (financial or otherwise) or (ii) materially impair MML Advisers’ ability to discharge its obligations under this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

8.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and the performance of the Subadviser’s composite of accounts following the same or similar investment strategies as the Portfolio as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.

9.	Confidentiality.

(a) The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees or service providers of the Subadviser who will use it only for the purpose of managing or providing services to the portion of the Fund managed by the Subadviser. Notwithstanding the foregoing, access to Portfolio Information shall only be granted to service providers in accordance with the Fund’s policy regarding the disclosure of portfolio holdings. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law provided the recipient of such information (the “Recipient”) makes reasonable efforts to obtain assurances that confidential treatment will be accorded to such Portfolio Information and the Subadviser provides MML Advisers with prompt written notice of such requirement. All Portfolio Information disclosed as required by law shall nonetheless continue to be deemed Portfolio Information by Recipient.

(b) MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law provided Recipient makes reasonable efforts to obtain assurances that confidential treatment will be accorded to the Subadviser’s confidential and proprietary information and MML Advisers provides the Subadviser with prompt written notice of such requirement. All of the Subadviser’s confidential and proprietary information disclosed as required by law shall nonetheless continue to be deemed the Subadviser’s confidential and proprietary information by Recipient.

10.	Use of Names.

(a) The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.

(b) The Subadviser’s name and any derivative or logo or trademark or service mark or trade name are the valuable property of Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or service mark or trade name only with the Subadviser’s prior written approval, which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Subadviser shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such approval.

(c) Upon the termination of this Subadvisory Agreement, MML Advisers or the Subadviser shall each cease using the name, derivatives, logos, trademarks or service marks or trade names of the other, except as each may agree in writing.

11.	Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

12.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MML Advisers and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

13.	Indemnification.

(a) In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.

(b) In any action in which the Subadviser or any of its affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any, partners, directors, officers and/or employees of any of the foregoing, are parties, MML Advisers agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) MML Advisers’ reckless disregard, willful misfeasance, bad faith, gross negligence, fraud, or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by MML Advisers. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which the Subadviser or the Fund may have under any securities laws.

(c) Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.

Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the indemnifying party or (ii) the indemnifying party fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The party providing indemnification shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse to the indemnified party on a current and as-incurred basis, the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the party providing indemnification has not elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the party providing indemnification shall be deemed to have waived any right it might otherwise have to assume such defense.

14.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MML Advisers:	MML Investment Advisers, LLC 100 Bright Meadow Blvd. Enfield, CT 06082 Attention: Tina Wilson
Vice President

If to the Subadviser:	T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 Attention: Relationship Manager — MassMutual

With a copy to:	T. Rowe Price Associates, Inc. 4515 Painters Mill Road Owings Mills, MD 21117 Attention: Senior Legal Counsel — Subadvised

If to either MML Advisers or the Subadviser, copies to:

MassMutual Select Funds 100 Bright Meadow Blvd. Enfield, CT 06082 Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

15.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

16.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

17.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

18.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MML Advisers. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

19.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.

22.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

23.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MML INVESTMENT ADVISERS, LLC

By:	/s/ Tina Wilson
Name:	Tina Wilson
Title:	Vice President

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Savonne C. Ferguson
Name:	Savonne C. Ferguson
Title:	Vice President

Acknowledged and Agreed:

MASSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Equity Opportunities Fund

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Appendix A

The Subadviser shall provide to MML Advisers the following according to the due dates provided below, or upon request if no due date is provided below:

1.	Quarterly Portfolio Data Sheets (due on the 12th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index.

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio.

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group.

2.

Portfolio Manager Commentary (due on the 12th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance — both positive and negative.
b.	Performance attribution:
-	The industry weightings that had the largest contribution to performance during the most recent quarter.
-	The industry weightings that had the largest detraction from performance during the most recent quarter.
-	The five holdings that contributed the most to performance during the most recent quarter.
-	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Portfolio for the near term.

3.	Third party portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.	Annual On-Site Meeting — As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

March 28, 2017

MML Investment Advisers, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

Ladies and Gentlemen:

MML Investment Advisers, LLC (“MML Advisers”) and T. Rowe Price Associates, Inc., (“Subadviser”) have entered into a Subadvisory Agreement dated as of March 28, 2017 (the “Agreement”). In the Agreement MML Advisers has retained the Subadviser to manage the assets of the MassMutual Select Equity Opportunities Fund (“Fund”). In connection with the performance by the parties of their respective obligations under the Agreement, the parties wish to set out certain operating protocols and understandings:

1. MML Advisers represents and warrants that MML Advisers and the Fund are registered with the CFTC and are members of the U.S. National Futures Association, to the extent, if any, required by their activities.

2. MML Advisers shall provide the Subadviser, in a manner and with such frequency as is mutually agreed upon by the parties, with a list of (i) each “government entity” (as defined by Rule 206(4)-5 under the Investment Advisers Act of 1940, as amended (“Advisers Act”)), invested in the Fund where the account of such government entity can reasonably be identified as being held in the name of or for the benefit of such government entity on the records of the Fund; and (ii) each government entity that sponsors or establishes a 529 Plan and has selected the Fund as an option to be offered by such 529 Plan.

3. MML Advisers agrees to provide the Subadviser with a list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund and a list of restricted securities for the Fund (including CUSIP, Sedol, or other appropriate security identification. MML Advisers will provide the Subadviser with updates to each list as needed.

4. MML Advisers agrees that the Subadviser is not required to execute foreign currency trades through the custodian, but may, in its sole discretion and in accordance with its fiduciary duty, select the custodian or counterparties for the execution of foreign currency transactions.

5. MML Advisers acknowledges that the Subadviser does not have access to all of the Fund’s books and records to perform certain compliance testing. To the extent that the Subadviser has agreed to perform services specified in the Agreement in accordance with applicable law (including subchapter M of the Internal Revenue Code of 1986, as amended, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, as amended (“Applicable Laws”)), the Fund’s prospectus and statement of additional information, and policies and procedures as approved by the Fund’s Board of Trustees, MML Advisers acknowledges that Subadviser shall perform such services based upon the Subadviser’s books and records for the Fund based upon information in the Subadviser’s possession (which comprise a portion of the Fund’s books and records) and upon written instructions received from the Fund, MML Advisers of the Fund’s administrator.

Very truly yours,

T. Rowe Price Associates, Inc.

By:	/s/ Savonne L. Ferguson
Name:	Savonne L. Ferguson
Title:	Vice President

Acknowledged and agreed:

MML Investment Advisers, LLC

By:	/s/ Tina Wilson
Name:	Tina Wilson
Title:	Vice President

Appendix D

INVESTMENT SUBADVISORY AGREEMENT

for MassMutual Select Equity Opportunities Fund

This Investment Subadvisory Agreement (this “Subadvisory Agreement”), is by and between Wellington Management Company LLP (the “Subadviser”) and MML Investment Advisers, LLC, a Delaware limited liability company (“MML Advisers”), for the MassMutual Select Equity Opportunities Fund (the “Fund”), a series of MassMutual Select Funds (the “Trust”), a Massachusetts business trust which is an open-end management investment company registered as such with the Securities and Exchange Commission (the “Commission”) pursuant to the Investment Company Act of 1940, as amended (the “Act”), effective as of the 28th day of March, 2017.

WHEREAS, the Trust has appointed MML Advisers as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement provides that MML Advisers may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a subadviser to assume certain responsibilities and obligations of MML Advisers under the Advisory Agreement;

WHEREAS, MML Advisers and the Subadviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, MML Advisers wishes to appoint the Subadviser to serve, and the Subadviser wishes to serve, as subadviser with respect to the Fund with responsibility for such portion of the Fund’s assets as MML Advisers shall direct from time to time (the “Portfolio”);

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MML Advisers and the Subadviser, intending to be legally bound, hereby agree as follows:

1.	General Provision.

(a) MML Advisers hereby appoints the Subadviser, and the Subadviser hereby undertakes to act, as investment subadviser to the Portfolio to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Subadviser shall, in all matters, give to the Fund and the Trust’s Board of Trustees, directly or through MML Advisers, the benefit of the Subadviser’s best judgment, effort, advice and recommendations and shall at all times perform its obligations in compliance with:

(i) the provisions of the Act and any rules or regulations thereunder and the Internal Revenue Code of 1986, as amended, as applicable to the Fund;

(ii) any other provisions of state or federal law applicable to registered investment companies;

(iii) the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, as amended from time to time and provided to the Subadviser by MML Advisers (collectively referred to as the “Trust Documents”);

(iv) policies and determinations of the Board of Trustees of the Trust and MML Advisers, of which the Subadviser has been notified;

(v) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust’s registration statement under the Act from time to time; and

(vi) the Prospectus and Statement of Additional Information of the Fund in effect from time to time (collectively referred to as the “Disclosure Documents”).

(b) The officers and employees of the Subadviser responsible for providing the services of the Subadviser hereunder shall be available upon reasonable notice for consultation with respect to the provision of such services.

(c) Subadviser will comply with the applicable provisions of the Fund’s pricing procedures which it has received and, upon request, will provide reasonable assistance to the Fund’s pricing agent in valuing securities held by the Fund.

2.	Duties of the Subadviser.

(a) The Subadviser shall, subject to the direction and control of the Trust’s Board of Trustees and MML Advisers, (i) provide a continuing investment program for the Portfolio and determine what securities or other investments shall be purchased or sold by the Portfolio; (ii) arrange, subject to the provisions of Section 5 hereof, for the purchase and sale of securities and other investments for the Portfolio; and (iii) provide reports on the foregoing to the Board of Trustees of the Trust at each Board meeting. Unless MML Advisers gives the Subadviser written instructions to the contrary, the Subadviser shall vote or determine to abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested. The Subadviser shall provide the Fund in a timely manner with such records of its proxy voting on behalf of the Fund as is necessary for the Fund to comply with the requirements of Form N-PX or any law, rule, regulation or Commission position. Unless otherwise agreed to by MML Advisers and the Subadviser, Subadviser shall not act with respect to legal proceedings, including class actions or bankruptcies and notices of such proceedings.

Subject to the provisions of this Subadvisory Agreement, the Subadviser shall have the authority to buy, sell or otherwise effect investment transactions for and in the name of the Fund, including without limitation, the power to enter into swap, futures, options and other agreements with counterparties on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out the Subadviser’s responsibilities hereunder.

(b) The Subadviser shall provide to MML Advisers such reports for the Portfolio, on a monthly, quarterly or annual basis, as MML Advisers or the Board of Trustees of the Trust shall reasonably request or as required by applicable law or regulation, including, but not limited to, compliance reports and those reports listed in Appendix A.

(c) The Subadviser shall provide full and prompt disclosure to MML Advisers and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Subadviser or any change in its personnel that could materially affect the services provided by the Subadviser to the Fund hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Subadviser or any person who controls the Subadviser, information regarding the investment performance and general investment methods of the Subadviser or its principals and affiliates relating to the Portfolio and other clients with the same or similar investment strategies as the Portfolio, information regarding the results of any examination conducted by the Commission or any other state or federal governmental agency or authority or any self-regulatory organization relating directly or indirectly to the services performed by the Subadviser hereunder with respect to the Fund, and, upon request, other information that MML Advisers reasonably deems necessary or desirable to enable MML Advisers to monitor the performance of the Subadviser and information that is required, in the reasonable judgment of MML Advisers and upon prior written request, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

(d) The Subadviser (i) shall maintain such books and records as are required under the Act or other applicable law, based on the services provided by the Subadviser pursuant to this Subadvisory Agreement and as are necessary for MML Advisers or the Trust to meet its record keeping obligations generally set forth under Section 31 of the Act and rules thereunder; and (ii) shall meet with any persons at the request of MML Advisers or the Board of Trustees of the Trust for the purpose of reviewing the Subadviser’s performance under this

Subadvisory Agreement at reasonable times and upon reasonable advance written notice. The Subadviser shall provide the Fund and MML Advisers (or their agents or accountants), upon reasonable prior written request by MML Advisers to the Subadviser, with access to inspect at the Subadviser’s office during normal business hours the books and records of the Subadviser relating to the Portfolio and the Subadviser’s performance hereunder and such other books and records of the Subadviser as are necessary to confirm that the Subadviser has complied with its obligations and duties under this Subadvisory Agreement. The Subadviser agrees that all records which it maintains relating to the Fund are property of the Fund, and the Subadviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund’s request. The Subadviser may maintain copies of any such records and further agrees to preserve for the periods prescribed under the Act any such records as are required to be maintained by it pursuant to this Subadvisory Agreement.

(e) On each business day the Subadviser shall provide to the Fund’s custodian information relating to all transactions concerning the Portfolio’s assets and shall provide to the Fund’s custodian, administrator and/or sub-administrator any such additional information as reasonably requested.

(f) [Reserved.]

(g) The Subadviser shall not consult with any other subadviser to the Fund or any other subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which MML Advisers serves as investment adviser concerning transactions for the Fund in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act.

(h) As MML Advisers or the Board of Trustees of the Trust may request from time to time, the Subadviser shall timely provide to MML Advisers (i) information and commentary for the Fund’s annual and semi-annual reports, in a format reasonably requested by MML Advisers, and shall (A) certify that such information and commentary discuss the factors that materially affected the performance of the Portfolio, including the relevant market conditions and the investment techniques and strategies used, and do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information and commentary not misleading and (B) provide additional certifications related to the Subadviser’s management of the Portfolio in order to support the Fund’s filings on Form N-CSR and Form N-Q or any successor forms, and the Fund’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, in formats reasonably requested by MML Advisers; (ii) a quarterly certification, as well as any requested sub-certifications, with respect to compliance matters related to the Subadviser and the Subadviser’s management of the Portfolio, in formats reasonably requested by MML Advisers, as they may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act, with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by MML Advisers.

(i) Provided that none of MML Advisers, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Subadvisory Agreement and subject to the provisions of Section 5 hereof, the Subadviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services and may also engage any of its affiliates to provide it with investment management or advisory and related services with respect to the performance of the Subadviser’s obligations under this Subadvisory Agreement. Such engagement shall not represent an assignment of any rights or responsibilities, and the Subadviser shall remain liable for the performance of its obligations under this Subadvisory Agreement and for the acts and omissions of such affiliates.

(j) In the absence of willful misfeasance, bad faith, gross negligence or fraud on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to MML Advisers, the Trust or the Fund, or to any shareholder, officer, director, partner or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

3.	Other Activities.

(a) Nothing in this Subadvisory Agreement shall prevent MML Advisers or the Subadviser from acting as investment adviser or subadviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MML Advisers or the Subadviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Subadvisory Agreement. MML Advisers recognizes and agrees that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Portfolio. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or MML Advisers in any way or otherwise be deemed an agent of the Fund or MML Advisers except in connection with the investment management services provided by the Subadviser hereunder.

(b) The Subadviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Portfolio. The Subadviser, upon reasonable request, shall provide MML Advisers with an explanation of the differences, if any, in performance between the Portfolio and any other account with investment objectives and policies similar to the Portfolio for which the Subadviser, or any of its affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Portfolio and the Subadviser’s other clients, such investment will be allocated among the Portfolio and such other clients in a manner that is fair and equitable in the circumstances.

4.	Compensation of the Subadviser.

The Subadviser will bear all expenses in connection with the performance of its services under this Subadvisory Agreement, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Portfolio. For the services provided and the expenses assumed pursuant to this Subadvisory Agreement, MML Advisers agrees to pay the Subadviser and the Subadviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid monthly, in arrears, at the following rate: [    ].

5.	Portfolio Transactions and Brokerage.

(a) The Subadviser shall place orders with or through such brokers, dealers, futures commission merchants or other persons (including, but not limited to, broker-dealers that are affiliated with MML Advisers or the Subadviser) as may be selected by the Subadviser; provided, however, that such orders shall be consistent with the brokerage policy set forth in the Fund’s Prospectus and Statement of Additional Information, or approved by the Board of Trustees of the Trust, conform with federal securities laws and be consistent with seeking best execution.

(b) On occasions when the Subadviser deems the purchase or sale of a security or other investment to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or other investments to be sold or purchased in order to seek best execution. In such event, the Subadviser will make allocation of the securities or other investments so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(c) The Subadviser shall select broker-dealers to effect the Portfolio’s portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Subadviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio’s portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold; receipt of brokerage and research services available from or through the broker-dealer in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio; and any other considerations of which the Board of Trustees of the Trust or MML Advisers may notify the Subadviser from time to time.

6.	Representations and Warranties of the Subadviser.

The Subadviser hereby represents and warrants to the Fund and MML Advisers that:

(a) The Subadviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Subadvisory Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Subadvisory Agreement; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, detect violations that have occurred and correct promptly any violations that have occurred, and will provide prompt notice of any material violations relating to the Fund to MML Advisers; (v) has met and will seek to continue to meet for so long as this Subadvisory Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency; (vi) has the authority to enter into and perform the services contemplated by this Subadvisory Agreement; and (vii) will promptly notify MML Advisers of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(b) The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide MML Advisers with a copy of the code of ethics. Within 60 days of the end of the last calendar quarter of each year that this Subadvisory Agreement is in effect, a duly authorized officer of the Subadviser shall certify to MML Advisers that the Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no material violation of the Subadviser’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

(c) The Subadviser has provided MML Advisers with a copy of its Form ADV Part 2, which as of the date of this Subadvisory Agreement is its Form ADV Part 2 as most recently deemed to be filed with the Commission (“SEC”), and promptly will furnish a copy of all amendments thereto to MML Advisers.

The Subadviser will promptly notify MML Advisers of any changes in its partners or in the key personnel who are either the portfolio manager(s) responsible for the Portfolio or the Subadviser’s Chief Executive Officer or President, or if there is otherwise an actual or expected change in control or management of the Subadviser.

(d) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Subadviser or any of its principals or affiliates is a party, or to which any of the assets of the Subadviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Subadviser’s condition (financial or otherwise), business or prospects; (ii) affect adversely in any material respect any of the Subadviser’s assets; (iii) materially impair the Subadviser’s ability to discharge its obligations under this Subadvisory Agreement; or (iv) result in a matter which would require an amendment to the Subadviser’s Form ADV Part 2; and the Subadviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

(e)	All references in the Disclosure Documents concerning the Subadviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MML Advisers by the Subadviser or approved by the Subadviser for use in the Disclosure Documents, as well as all performance information provided to MML Advisers by the Subadviser or approved by the Subadviser for use by MML Advisers, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(f)	The Subadviser has supplied to, or made available for review by, MML Advisers (and if requested by MML Advisers to its designated auditor) all documents, statements and agreements reasonably requested by it relating to accounts covered by the Subadviser’s performance results and which are in the Subadviser’s possession or to which it has access.

The foregoing representations and warranties shall be continuing and be deemed repeated at and as of all times during the term of this Subadvisory Agreement.

7.	Representations and Warranties of MML Advisers.

(a) MML Advisers represents and warrants to the Subadviser the following:

(i)	MML Advisers has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Subadvisory Agreement.

(ii)	MML Advisers is a registered investment adviser under the Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

(iii)	MML Advisers has received a copy of Part 2 of Subadviser’s Form ADV at least two (2) business days prior to the execution of this Subadvisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Subadvisory Agreement.

8.	Covenants of the Subadviser.

(a) If at any time during the term of this Subadvisory Agreement, the Subadviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Subadviser’s representations and warranties in Section 6 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Subadviser will provide prompt written notification to the Fund and MML Advisers of any such fact, omission, event or change of circumstances, and the facts related thereto.

(b) The Subadviser agrees that, during the term of this Subadvisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MML Advisers with updated information relating to the Subadviser’s performance results with respect to the Portfolio and other clients with the same or similar investment strategies as the Portfolio (subject to applicable restrictions on the release of client confidential information) as may be reasonably requested from time to time by the Fund and MML Advisers. The Subadviser shall provide such information within a reasonable period of time after the end of the month to which such updated information relates.

(c) The Subadviser agrees that neither it nor any of its affiliates will in any way refer directly or indirectly to its relationship with the Fund or MML Advisers, or any of their respective affiliates in offering, marketing or other promotional materials without the prior written consent of MML Advisers.

9.	Confidentiality.

The Subadviser agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of the Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund or MML Advisers that is received by the Subadviser in connection with this Subadvisory Agreement, including information with regard to the portfolio holdings and characteristics of the Fund. The Subadviser will restrict access to the Portfolio Information to those employees of the Subadviser who will use it only for the purpose of managing its portion of the Fund. The foregoing shall not prevent the Subadviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by MML Advisers for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Subadviser provides MML Advisers with prompt written notice of such requirement prior to any such disclosure.

MML Advisers agrees that it shall exercise the same standard of care that it uses to protect its own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of Subadviser’s confidential and proprietary information. MML Advisers will restrict access to the Subadviser’s confidential and proprietary information to the Board of Trustees of the Trust and to those employees of MML Advisers and of service providers to the Fund and MML Advisers who will use it only for the purpose of managing and/or providing services to the Fund. The foregoing shall not prevent MML Advisers from disclosing Subadviser’s confidential and proprietary information that is (1) publicly known or becomes publicly known through no unauthorized act, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by Subadviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as MML Advisers provides Subadviser with prompt written notice of such requirement prior to any such disclosure.

10.	Use of Names.

The names of both MML Advisers and any affiliates of MML Advisers and of the Trust and Fund and any derivative or logo or trademark or service mark or trade name are the valuable property of MML Advisers and such affiliates and the Trust and Fund. The Subadviser shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of MML Advisers or the Trust, as the case may be. The Subadviser acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, MML Advisers and/or such affiliates or the Trust and Fund shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond.

The Subadviser’s name and any derivative or logo or trademark or servicemark or trade name are the valuable property of Subadviser. MML Advisers shall have the right to use the Subadviser’s name, derivative, logo, trademark or servicemark or trade name only with the Subadviser’s prior written approval, which shall not be unreasonably withheld. MML Advisers acknowledges and agrees that, if it makes any unauthorized use of any such names, derivatives, logos, trademarks or service marks or trade names, Subadviser shall suffer irreparable harm for which monetary damages are inadequate and thus, such entities shall be entitled to injunctive relief without the necessity of posting bond. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Board of Trustees, do not require such approval.

11.	Duration.

Unless terminated earlier pursuant to Section 12 hereof, this Subadvisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 12 hereof, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the members of the Board of Trustees of the Trust who are not parties to this Subadvisory Agreement or interested persons (as defined in the Act) of any such party, and (ii) by the Board of Trustees of the Trust or by a vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the Fund.

12.	Termination.

(a) This Subadvisory Agreement shall terminate automatically upon its assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

(b) The Subadvisory Agreement may be terminated by MML Advisers or the Board of Trustees of the Trust: (i) by written notice to the Subadviser with immediate effect, if the Subadviser’s registration under the Advisers Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Subadviser with immediate effect, if the Subadviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Subadviser with immediate effect, if MML Advisers or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MML Advisers or the Board of Trustees of the Trust that the Subadviser has breached an obligation or duty under this Subadvisory Agreement; or (iv) in its sole discretion, without penalty, upon sixty days prior written notice to Subadviser. This Subadvisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a “majority” of the outstanding voting securities of the Fund (as defined in the Act).

(c) The Subadvisory Agreement may be terminated by the Subadviser, without penalty at any time, upon sixty days’ prior written notice, to MML Advisers and the Trust.

(d) In the event of termination of this Subadvisory Agreement, all compensation due to the Subadviser through the date of termination will be calculated on a pro rata basis through the date of termination and paid promptly after the next succeeding month’s end.

13.	Indemnification.

(a) In any action in which MML Advisers or the Fund or any of its or their affiliated persons (within the meaning of Section 2(a)(3) of the Act), controlling persons (as defined in Section 15 of the Securities Act of 1933, as amended), or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Subadviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability, cost or expense (including, without limitation, reasonable attorneys’ and accountants’ fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability, cost or expense arises out of or is based upon (i) Subadviser’s reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct in the performance of its duties under this Subadvisory Agreement or (ii) any untrue statement of a material fact regarding the Subadviser contained in the Prospectus or Statement of Additional Information, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact regarding the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to MML Advisers or the Fund by or on behalf of the Subadviser; or (iii) any violation of federal or state statutes or regulations by the Subadviser; provided that the loss, claim, settlement, damage, charge, liability, cost or expense was not based upon or did not arise out of an act or omission of MML Advisers constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct. The federal securities laws impose liabilities in certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver of limitation of any rights which MML Advisers or the Fund may have under any securities laws.

(b) Promptly after receipt by an indemnified party under this Section 13 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party of the commencement thereof;

but the omission to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 13 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 13.

Notwithstanding the foregoing, an indemnified party will have the option to select and retain its own counsel, in the indemnified party’s reasonable discretion, if (i) the indemnified party reasonably determines (A) such counsel to be necessary to protect the interests of the indemnified party; (B) that there may be a conflict between the positions of the indemnified party and the positions of any other indemnified party, or other parties to a claim, dispute, action or litigation not represented by separate counsel; (C) that representation of both the indemnified party and any such other indemnified party or other parties by the same counsel would not be appropriate; or (D) to withhold or withdraw his or her consent to being represented by counsel selected by the Subadviser or (ii) the Subadviser fails to assume the defense of a claim, dispute, action or litigation or an anticipated claim, dispute, action or litigation. The Subadviser shall fully indemnify and hold harmless the indemnified party against, and shall promptly reimburse the full amount of expenses of counsel selected by the indemnified party and reasonably incurred by the indemnified party as permitted pursuant to the preceding sentence. If the Subadviser shall not have elected to assume the defense of any claim, dispute, action or litigation for an indemnified party within thirty days after receiving written notice thereof from the indemnified party, the Subadviser shall be deemed to have waived any right it might otherwise have to assume such defense.

14.	Notice.

Any notice under this Subadvisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MML Advisers:	MML Investment Advisers, LLC 100 Bright Meadow Blvd. Enfield, CT 06082 Attention: Tina Wilson
Vice President

If to the Subadviser:	Wellington Management Company LLP 280 Congress Street Boston, MA 02210 Attention: Legal and Compliance

With a copy to:

If to either MML Advisers or the Subadviser, copies to:

MassMutual Select Funds 100 Bright Meadow Blvd. Enfield, CT 06082 Attention: Andrew M. Goldberg
Vice President, Secretary and Chief Legal Officer

15.	Amendments to this Subadvisory Agreement.

This Subadvisory Agreement may be amended by mutual agreement in writing, subject to approval by the Board of Trustees of the Trust and the Fund’s shareholders to the extent required by the Act.

16.	Governing Law.

This Subadvisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

17.	Survival.

The provisions of this Subadvisory Agreement shall survive the termination or other expiration of this Subadvisory Agreement with respect to any matter arising while this Subadvisory Agreement was in effect.

18.	Assignment; Successors.

No assignment of this Subadvisory Agreement (as defined in the Act) shall be made by the Subadviser without the prior written consent of the Fund and MML Advisers. This Subadvisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

19.	Entire Agreement.

This Subadvisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

20.	No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

21.	Severability.

If any one or more provisions in this Subadvisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Subadvisory Agreement, but this Subadvisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision as if such provision had never been contained herein.

22.	Third-party Beneficiaries.

The Trust and the Fund are third-party beneficiaries of this Subadvisory Agreement and shall be entitled to enforce any and all provisions of this Agreement to the full extent as if they were parties to this Agreement.

23.	Counterparts.

This Subadvisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Fund, MML Advisers and the Subadviser have caused this Subadvisory Agreement to be executed as of the day and year first above written.

MML INVESTMENT ADVISERS, LLC

By:	/s/ Tina Wilson
Name:	Tina Wilson
Title:	Vice President

WELLINGTON MANAGEMENT COMPANY LLP

By:	/s/ Margaret W. Adams
Name:	Margaret W. Adams
Title:	Senior Managing Director

Acknowledged and Agreed:

MASSMUTUAL SELECT FUNDS

on behalf of MassMutual Select Equity Opportunities Fund

By:	/s/ Renee Hitchcock
Name:	Renee Hitchcock
Title:	CFO and Treasurer

Appendix A

The Subadviser shall provide to MML Advisers the following:

1.	Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter):

The data sheets should include the following information:

a. Portfolio Characteristics for the Portfolio, standard and best fit market index.

b. Portfolio Sector Weights for the Portfolio, standard and best fit market index.

c. Top 10 Equity Holdings (% of equities) for the Portfolio.

d. Top 5 contributors and detractors by performance based on contribution to the Portfolio.

e. Purchases (New) and Sales (Eliminated) during the quarter.

f. Performance of the Portfolio vs. standard and best fit market index and peer group.

2.

Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

a.	Qualitative assessment by manager: list three factors that were the major influences on performance — both positive and negative.
b.	Performance attribution:
-	The industry weightings that had the largest contribution to performance during the most recent quarter.
-	The industry weightings that had the largest detraction from performance during the most recent quarter.
-	The five holdings that contributed the most to performance during the most recent quarter.
-	The five holdings that detracted the most from performance during the most recent quarter.
c.	The manager’s market outlook.
d.	How he/she has positioned the Portfolio for the near term.

3.	Portfolio attribution analysis of the Portfolio: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4.	Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Portfolio, the reasons for that performance, and to gain valuable insights into the Portfolio provided by the manager.

5.	Annual On-Site Meeting — As part of MML Advisers’ due diligence process, members of MML Advisers’ Investment Group arrange an “on site” meeting with each of the managers in MML Advisers’ Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information.

Appendix E

Shares Outstanding

For each class of the Equity Opportunities Fund’s shares, the number of shares outstanding as of May 30, 2017 was as follows:

Equity Opportunities Fund	Number of Shares Outstanding and Entitled to Vote Per Class
Class I	10,771,852.048
Class R5	9,674,947.553
Service Class	3,387,697.036
Administrative Class	3,991,684.468
Class A	5,973,869.065
Class R4	429,410.003
Class R3	207,185.183
Total	34,436,645.356

Ownership of Shares

As of May 30, 2017, the Trustees and officers of the Trust did not own any shares of the Fund. As of May 30, 2017, MassMutual, 100 Bright Meadow Blvd., Enfield, CT 06082-1981, owned of record 71.54% of the Fund, and therefore for certain purposes may be deemed to “control” the Fund, as that term is defined in the 1940 Act. As of May 30, 2017, Taynik & Co., c/o State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 owned of record 18.20% of Class I, 49.88% of Service Class, 20.08% of Administrative Class, 16.74% of Class A, and 17.52% of Class R4, and therefore for certain purposes may be deemed a principal holder of the Fund. As of May 30, 2017, Hartford Life Insurance Co., 1 Griffin Road North, Windsor, CT 06095 owned of record 26.41% of Class R4 and 8.20% of Class R3, and therefore for certain purposes may be deemed a principal holder of the Fund. As of May 30, 2017, Reliance Trust Company, Mutual Omnibus PPL/SMF, 1100 Abernathy Road, Atlanta, GA 30328 owned of record 11.79% of Class R4, and therefore for certain purposes may be deemed a principal holder of the Fund.

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